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                                                                    EXHIBIT 99.4


                          CONSENT OF DIRECTOR NOMINEE


I hereby consent to being named as a nominee to the Board of Directors of Delphi Automotive Systems Corporation, a Delaware corporation, in its Registration Statement on Form S-1, and any and all amendments or supplements thereto, to be filed with the U.S. Securities and Exchange Commission.





November 11, 1998                                 /s/ John D. Opie
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                                                  SIGNATURE


                                                  JOHN D. OPIE
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                                                  TYPE OR PRINT NAME